UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 15, 2011

Altair Nanotechnologies Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 858-3750

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

TABLE OF CONTENTS

Item 1.01	Entry into Material Definitive Agreement

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 10.1	First Amendment to Share Subscription Agreement

EX. 99.1	Press Release

Item 1.01   Entry into Material Definitive Agreement

On February 16, 2011, Altair Nanotechnologies Inc. (the “Company”) and Canon Investment Holdings Limited (“Canon”) entered into a First Amendment to Share Subscription Agreement (the “Amendment”) to the Share Subscription Agreement dated September 20, 2010 (the “Agreement”) between the Company and Canon. Key amendments to the Agreement effected by the Amendment include the following:

•	extension of the closing deadline and closing date under the Agreement to May 17, 2011;

•
authorization for the Company to raise additional capital from third parties prior to May 1, 2011, subject to a dilution limit of less than 20% of outstanding common shares, and a further limit of US$7,500,000 in aggregate offerings if any issuance will be made at per share price, taking into account the implied value of any warrants issued in connection with such issuance (the “Per Share Issuance Price”), lower than US$1.5528;

•	if the Company makes any issuance at a Per Share Issuance Price lower than US$1.5528, Canon is able to terminate the Agreement in its sole discretion without any liability; and

•
deferral of the purchase and sale of nano lithium titanate under the existing Conditional Supply and Technology Licensing Agreement supply agreement between the Company, its subsidiary Altairnano, Inc. and Canon’s subsidiary Zhuhai Yingtong Energy Co. Ltd. for a period of up to six months or, if later, until the parties have resolved issues related to the transfer of technology.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01   Regulation FD Disclosure.

On February 16, 2011 the Company issued a press release entitled “Altair Nanotechnologies Announces Extension of Share Subscription Agreement with Canon Investment Holdings”.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.

10.1           First Amendment to Share Subscription Agreement dated February 16, 2011 by and between Altair Nanotechnologies Inc. and Canon Investment Holdings Limited.

99.1           Press release issued by Altair Nanotechnologies Inc. dated February 16, 2011 entitled “Altair Nanotechnologies Announces Extension of Share Subscription Agreement with Canon Investment Holdings”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: February 16, 2011	By:	/s/ John Fallini
John Fallini, Chief Financial Officer